Dated 17th of October 2018

Further Amendment to Supplemental Deed dated 16th May 2018

SKY PHARM S.A.

as Commodity Buyer

and

Cosmos Holdings INC.

as Guarantor

and

Synthesis Structured Commodity Trade Finance Limited

as Creditor

PARTIES

1. **SKY PHARM S.A. (ΦΑΡΜΑΚΑΠΟΘΗΚΗ ΣΚΑΙ ΦΑΡΜ Α.Ε.),** a societe anonyme duly incorporated and validly existing and operating under the laws of the Hellenic Republic, holder of general commercial registry (yemh) no. 131417304000 and tax registration no. 800597686/tax authority FAE Thessaloniki, having its registered office at 5, Agiou Georgiou Street, 57001 Thessaloniki (the "Commodity Buyer")

2. **COSMOS HOLDINGS INC.** (EX PRIME ESTATES & DEVELOPMENTS, INC.), a company incorporated pursuant to the laws of United States of America, with business identification number NV20091458416, having its registered office at Baring Blvd, 1955, Corporate Administrative Services Inc, Sparks, NV89434 Nevada, USA, having its offices at 141 West Jackson Blvd, suite 4236, Chicago, Il, USA (the "Guarantor")

3. **SYNTHESIS - STRUCTURED COMMODITY TRADE FINANCE LIMITED,** a private limited company incorporated in England and Wales, with registered office at 16 Great Queen Street, London, WC2B 5AH, United Kingdom (the "Loan Receivables Originator")

BACKGROUND

By a facility agreement dated 12th May 2017 entered into between the Commodity Buyer and the Loan Receivables Originator (the **"Trade Finance Facility Agreement"**) and a facility letter entered into between the Loan Receivables Originator and the Commodity Buyer dated 12th May 2017 (the **"Original Trade Finance Facility Offer Letter"),** as amended and supplemented by a facility letter entered into between the Loan Receivables Originator and the Commodity Buyer dated 16th November 2017 (the **"Amended Trade Finance Facility Offer Letter"** and, together with the Trade Finance Facility Agreement and the Original Trade Finance Facility Offer Letter, the **"Facility Documents"),** the Loan Receivables Originator granted a trade finance facility to the Commodity Buyer (the **"Trade Finance Facility"),** in accordance with the terms of the Facility Documents.

The Parties now wish to update certain terms of the Trade Finance Facility in accordance with the terms and conditions of this Further Amendment to Supplemental Deed and agree to the following:

1. As of today the outstanding principal amount of the uncommitted Trade Finance Facility will be USD 4m and EUR 2m. Such outstanding principal amounts shall be a committed portion of the Trade Finance Facility granted in accordance with the terms and conditions of the Financial Documents until 1st of October 2018.

2. The Loan Receivables Originator forgives in full the accrued interest and any other legal or commitment fee that was outstanding as of 1st of October 2018.

3. The Commodity Buyer companies undertakes to pay interest on a monthly basis no later than the 10th of each month, instead of the last working day of each month that was stipulated in paragraph 2.3 (b) of the Supplemental Deed Of Amendment signed 16th May 2018. The first interest period pursuant to this First Amendment is from 1st October 2018 to 10th November 2018 and thereafter interest periods will run from the 11th of each month to the 10th of the following month.

4. Interest Rate on the facility is agreed as 6% per annum plus 1 month EURIBOR, when it is positive, and 6% per annum plus USD 1 month LIBOR.

5. The Facility is to be reviewed no later than 30th September 2019 and the Final

Maturity and repayment Date is 31st August 2021.

6. The Commodity Buyer will open accounts with Varengold Bank AG, which will be opened by no later than 30th November 2018.

7. Provided that the Facility has not been terminated prior to 31st August 2019, the Commodity Buyer shall repay the principal amount in quarterly installments of EUR 125,000 and USD 150,000 starting latest 31st August 2019. The remaining unpaid principal shall be paid in full together with all other outstanding amounts in bulk at Final Maturity and Repayment Date of no later than 31st August 2021.

8. Monthly interest to be serviced in USD and EUR on the respective outstanding principal amounts. The Commodity Buyer shall bear all currency risk on all interest and principal repayments.

9. All Commodity Buyer companies and Guarantors undertake to submit monthly update reports containing: copies of all bank statements and analysis of transactions, the value and breakdown of inventory in the warehouse, the value and breakdown of payments for goods paid but not yet delivered, cash balances in the current pledged account. Such report shall be submitted no later than the 5th business day of the next month. Loan Receivables Originator reserves the right to request additional information as it deems necessary.

EXECUTION PAGE

COMMODITY BUYER
EXECUTED AS A DEED by: Siokas, Grigorios
for and on behalf of
SKY PHARM S.A.

in the presence of: PAVLOS IGNATIADES

Witness' signature:

Witness' address:

GUARANTOR:
EXECUTED AS A DEED by: Siokas, Grigorios
For and on behalf of
COSMOS HOLDINGS INC.

In the presence of:

Witness' signature: PAVLOS IGNATIADES

Witness' address:

LOAN RECEIVABLES ORIGINATOR
EXECUTED AS A DEED by: SPYRIDON PAPADOPOULOS
for and on behalf of
SYNTHESIS - STRUCTURED COMMODITY TRADE FINANCE LIMITED

in the presence of: Ilya Medvedenko

Witness' signature:

Witness' address: